                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

                         DATE OF REPORT: JANUARY 3, 2003
                        (Date of earliest event reported)


                                HAWK CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                     001-13797                34-1608156
(State or other jurisdiction         (Commission            (I.R.S. Employer
     of incorporation)               File Number)         Identification Number)


       200 PUBLIC SQUARE, SUITE 30-5000, CLEVELAND, OHIO 44114 (Address of principal executive offices including zip code)

                                 (216) 861-3553
              (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

      On January 2, 2003, Hawk Corporation filed a press release announcing that the New York Stock Exchange (NYSE) has accepted the Company's proposed plan for complying with all of the NYSE's continued listing standards, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

            99.1  Hawk Corporation press release dated January 2, 2003.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 3, 2003                     HAWK CORPORATION

                                          By: /s/ Thomas A. Gilbride
                                              --------------------------------
                                                  Thomas A. Gilbride,
                                                  Vice President - Finance
                                                  and Treasurer


                                       2
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                                  EXHIBIT INDEX


Exhibit Number      Description
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
99.1                Hawk Corporation press release dated January 2, 2003.